SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                F O R M 8 - K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) November 20, 1998
                                                          -----------------

                          EUROWEB INTERNATIONAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


       1-1200                                          13-3696015
-----------------------                       ---------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

                445 PARK AVENUE, 15TH FLOOR, NEW YORK, NY 10022
              --------------------------------------------------
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (212) 758 9870

                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

                                      8K-2

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.   Acquisition or Disposition of Assets

Registrant prior to the instant transaction was the owner of 100% of EuroWeb Rt., a company formed under the laws of the Republic of Hungary. On November 20, 1998, registrant sold 51% of the common stock of EuroWeb Rt. for $2,200,000 to PanTel Rt., a company formed under the laws of the Republic of Hungary. EuroWeb Rt. is in the business of providing Internet services in Hungary. PanTel Rt. is in the business of building a national telephone system in Hungary. Other than the sale of the stock there has been no change in the personnel or operations of EuroWeb Rt. Copies of the share purchase agreement, the shareholders' agreement, and the founders' resolutions were signed between the parties and are annexed..

                PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

The Unaudited Pro Forma Condensed Consolidated Balance Sheet of EuroWeb International Corp. (the "Company") and Subsidiaries as of September 30, 1998 and the Unaudited Pro Forma Condensed Consolidated Statements of Loss and Comprehensive Income(Loss) for the Year Ended December 31, 1997 and the nine months ended September 30, 1998 (the "Pro Forma Financial Statements") have been prepared to reflect the estimated effect of the following transactions which are based on an agreement consummated November 20, 1998 between the Company and PanTel Rt. (an unrelated Hungarian company):

     a. The sale by the Company of 51% of its interest of EuroWeb Rt. for $2,200,000 in cash.

     b. The contribution by the purchaser of $300,000 to the capital of EuroWeb Rt.

The Unaudited Pro Forma Condensed Consolidated Statements of Loss and Comprehensive Income (Loss) give pro forma effect to the transactions as if they had occurred on January 1, 1997. The pro forma adjustments related to the Unaudited Pro Forma Condensed Consolidated Balance Sheet are computed as if the transactions had occurred on September 30, 1998.

The Unaudited Pro Forma Condensed Consolidated Financial Statements have been included as required and allowed by the rules of the Securities and Exchange Commission and are provided for informational purposes only. The pro forma statements of operations do not purport to be indicative of the results which would have been obtained if the sale of the 51% interest in EuroWeb Rt. had been effected on January 1, 1997 or which may be obtained in the future.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company.

                          EUROWEB INTERNATIONAL CORP.

                                     INDEX

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998
     (Unaudited)                                                              2

Pro Forma Condensed Consolidated Statement of Loss and Comprehensive
     Income for the Year Ended December 31, 1997 (Unaudited)                  3

Pro Forma Condensed Consolidated Statement of Loss and Comprehensive
     Loss for the Nine Months Ended September 30, 1998 (Unaudited)            4

Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)    5

                          EUROWEB INTERNATIONAL CORP.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1998
                                  (UNAUDITED)

                                                                                        Pro Forma
                                                                Historical              Adjustments           Pro Forma
                                                                -------------------------------------------------------
ASSETS

Current Assets
    Cash and cash equivalents                                     $   803,918            $ (122,091)(A)    $ 2,881,827
                                                                                          2,200,000 (B)
    Prepaid and other current assets                                  566,946              (254,580)(A)        312,366
                                                                  -----------            ----------        -----------
         Total current assets                                       1,370,864             1,823,329          3,194,193
    Property and equipment and condominium
       building held for sale, net                                  1,705,566              (205,566)(A)      1,500,000
    Goodwill, net of accumulated amortization                       1,267,707            (1,267,707)(A)(D)          --
    Investment in EuroWeb Rt. at equity                                    --               817,262 (E)        817,262
    Other non-current assets                                          121,436               (69,100)            52,336
                                                                  -----------            ----------        -----------
                                                                  $ 4,465,573            $1,098,218        $ 5,563,791
                                                                  ===========            ==========        ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
    Accounts payable and accrued expenses                         $   621,980              (470,190)(A)    $   151,790
    Other                                                              76,000                    --             76,000
                                                                  -----------            -----------       -----------
                                                                      697,980              (470,190)           227,790
                                                                   ----------            -----------       -----------
    Deferred Revenue                                                   58,041               (58,041)(A)             --
                                                                  -----------            ----------        -----------

    Common stock subject to mandatory redemption                      125,000                                  125,000
                                                                  -----------                              -----------

Stockholders' Equity:
    Common stock                                                        6,142                                    6,142
    Additional paid-in capital                                     20,491,155               147,000(C)      20,638,155
    Accumulated deficit                                           (16,954,665)            1,479,449(F)     (15,475,216)
    Accumulated other comprehensive gain, net                          41,920                                   41,920
                                                                  -----------             ----------       -----------
       Total stockholders' equity                                   3,584,552             1,626,449          5,211,001
                                                                  -----------            -----------       -----------

                                                                  $ 4,465,573            $1,098,218        $ 5,563,791
                                                                  ===========            ==========        ===========

Explanation of pro forma adjustments:

    (A) To eliminate EuroWeb Rt.'s accounts
    (B) To reflect sale of 51% interest in EuroWeb Rt as of September 30, 1998
    (C) To reflect the capital contribution by PanTel Rt. to EuroWeb Rt.
    (D) To reflect elimination of goodwill resulting from consolidating EuroWeb Rt.
    (E) To reflect the retained 49% interest in EuroWeb Rt. on the equity method of accounting.
    (F) To reflect gain on the sale of 51% interest in EuroWeb Rt.

            See accompanying notes to pro forma unaudited condensed
                      consolidated financial statements.

                          EUROWEB INTERNATIONAL CORP.
   PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS AND COMPREHENSIVE LOSS
                          YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)


                                                                                  Pro Forma
                                                       Historical                Adjustments        Pro Forma
                                                       -------------------------------------------------------

Revenue - Internet                                       $ 1,270,135           $(1,270,135)(A)             --
                                                         -----------             ---------         ----------
Expenses - (Income)
   Compensation and related costs                            810,543              (134,638)           675,905
   Amortization of goodwill                                  383,000              (383,000)               --
   Interest expense - net                                    893,166                  (530)           892,636
   Other                                                   1,713,654            (1,363,382)           350,272
                                                         -----------             ----------        ----------
      Total                                                3,800,363            (1,881,550)(A)      1,918,813
                                                         -----------             ---------         ----------

Net income(loss) before equity in net loss of

   EuroWeb Rt.                                            (2,530,228)              611,415         (1,918,813)
Equity in net loss of EuroWeb Rt.                                 --              (299,711)(B)       (299,711)
                                                          ----------             ---------         ----------
Net income(loss)                                          (2,530,228)              311,704         (2,218,524)
Other comprehensive loss                                     (35,900)                   --             35,900)
                                                          ----------             ---------         -----------
Comprehensive loss                                        (2,566,128)            $ 311,704        $(2,254,424)
                                                          ==========             =========        ===========


Net loss per share - basic and diluted                                                                  $(.60)
                                                                                                   ===========
Weighted average number of common
   shares outstanding                                                                                3,728,000
                                                                                                   ===========



Notes:

   (A) To eliminate amortization of goodwill and operations of EuroWeb Rt.
   (B) To reflect the application of the equity method of accounting for the retained 49% interest in EuroWeb Rt.


See accompanying notes to pro forma unaudited condensed consolidated financial statements.

                          EUROWEB INTERNATIONAL CORP.
  PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF LOSS AND COMPREHENSIVE INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)


                                                                                            Pro Forma
                                                                  Historical                Adjustments        Pro Forma
                                                                  -------------------------------------------------------
Revenues
   Internet                                                       $1,345,953                 $1,345,953        $1,345,953
   Construction and rent income                                    1,827,021                         --         1,827,021
                                                                  ----------                 ----------       ----------
                                                                   3,172,974                 (1,345,953)(A)     1,827,021
                                                                  ----------                 ----------       ----------
Expenses(Income)
   Cost of construction                                            1,723,870                         --        1,723,870
   Amortization of goodwill                                          291,000                   (291,000)(A)           --
   Other                                                           1,924,566                 (1,210,721)         713,845
                                                                  ----------                 ----------      -----------
      Total                                                        3,939,436                 (1,501,721)(A)    2,437,715
                                                                  ----------                  ---------      -----------

Net loss before equity in net loss of EuroWeb Rt.                   (766,462)                   155,768         (610,694)
Equity in net loss of EuroWeb Rt.                                         --                    (76,326)(B)      (76,326)
                                                                  -----------                -----------      ----------
Net income(loss)                                                    (766,462)                    79,442         (687,020)
Other comprehensive income                                            77,820                         -            77,820
                                                                  ----------                -----------       ----------
Comprehensive loss                                                $ (688,642)               $    79,442        $(609,200)
                                                                  ===========                ===========      ==========

Net loss per share - basic and diluted                                                                              $.13
                                                                                                                    ====

Weighted average number of common
   shares outstanding                                                                                           5,247,261
                                                                                                                =========


Notes:

   (A) To eliminate amortization of goodwill and operations of EuroWeb Rt.
   (B) To reflect the application of the equity method of accounting for the retained 49% interest in EuroWeb Rt.

See accompanying notes to pro forma unaudited condensed consolidated financial statements.

                  EUROWEB INTERNATIONAL CORP. AND SUBSIDIARIES
         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                                  (UNAUDITED)

1. The accompanying Unaudited Pro Forma Condensed Consolidated Financial Statements include the historical accounts of EuroWeb International Corp. (the "Company") and its two wholly-owned subsidiaries. The Company's 49% retained interest in EuroWeb Rt. has been accounted for using the equity method of accounting. All intercompany balances and transactions have been eliminated.

2. The balances shown include the account balances of all the companies, adjusted to reflect the following transactions which are based on an agreement consummated November 20, 1998, between the Company and PanTel Rt., an unrelated Hungarian company:

          a. The sale by the Company of 51% of its ownership of EuroWeb Rt. for $2,200,000 in cash.

          b. The contribution by the purchaser of $300,000 to the capital of EuroWeb Rt.

3. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been included as required and allowed by the rules of the Securities and Exchange Commission and are provided for informational purposes only. The pro forma statements of operations do not purport to be indicative of the results which would have been obtained if the sale of the 51% interest in EuroWeb Rt. had been effected on January 1, 1997 or which may be obtained in the future.

The accompanying unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Company.

                                   SIGNATURES

         Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            EUROWEB INTERNATIONAL CORP.
                            444 Park Avenue
                            New York, NY 10022
                            (Registrant)

                            By: /s/Frank R. Cohen
                                -----------------
                                   Frank R. Cohen
                                   Chairman of Board

Dated:   January 8, 1999
         New York, New York